unigene

Applied Peptelligence

Ticker: UGNE.OB

www.unigene.com



welcome to the

NEW UNIGENE

A leader in the design, delivery, manufacture and development of

PEPTIDE-BASED THERAPEUTICS



2011 Canaccord Genuity Growth Conference

Ashleigh Palmer, President and CEO

August 9, 2011

Safe Harbor Statement

Safe Harbor statements under the Private Securities Litigation Reform Act of 1995: This presentation contains forward-looking statements as defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such forward-looking statements are based upon Unigene Laboratories, Inc.'s management's current expectations, estimates, beliefs, assumptions, and projections about Unigene's business and industry. Words such as "anticipates," "expects," "intends," "plans," "predicts," "believes," "seeks," "estimates," "may," "will," "should," "would," "potential," "continue," and variations of these words (or negatives of these words) or similar expressions, are intended to identify forward-looking statements. In addition, any statements that refer to expectations, projections, or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. These forward-looking statements are not guarantees of future performance and are subject to certain risks, uncertainties, and assumptions that are difficult to predict. Therefore, our actual results could differ materially and adversely from those expressed in any forward-looking statements as a result of various risk factors. These risks and uncertainties include the risks associated with the effect of changing economic conditions, trends in the products markets, variations in Unigene's cash flow, market acceptance risks, technical development risks and other risk factors detailed in Unigene's Securities and Exchange Commission filings.

Investment Highlights

- Successful turnaround and targeted growth strategy implemented by experienced management team
- Positive Ph3 top-line results for potential first oral calcitonin to market; NDA filing expected Q4 2011
- Validated, oral delivery and recombinant manufacturing technology platforms
- $150MM oral PTH partnership with GSK; Ph2 results expected Q4 2011
- Building diversified portfolio of high-potential co-development and commercialization partnerships

Multiple "game-changing" events in next 6-9 months

Corporate Overview

- Founded in 1980 by scientists from Roche Molecular Biology Institute
- NJ-based with Manufacturing and R&D facilities
- 25+ years of extensive R&D focused on development, delivery and manufacturing of therapeutic peptides
  - ✓ Validated, proprietary oral peptide drug delivery
  - ✓ State-of-the-art recombinant peptide manufacturing
  - ✓ Proven peptide R&D and drug formulation expertise
  - ✓ Validated manufacturing process development
  - ✓ Clinical trial capabilities and regulatory expertise
  - ✓ Overall competence that can dominate the peptide sector

Therapeutic Peptides are Medically Important and Growing Rapidly

50+ Peptide-based Therapeutics Approved



50
45
40
35
30
25
20
15
10
5
0
First approval year, any country
First US approval year
47
1980 1981 1982 1983 1984 1985 1986 1987 1988 1989 1990 1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008

Source: Reichert, J., Ph.D. (April 2010). *Update on development trends for peptide therapeutics*. Powerpoint presentation given at TIDES conference, Boston, MA.

*Withdrawn products not included

130+ Active Peptide Programs

Study of 334 development-stage peptides



Development
132 (39.5%)
Discontinued
145 (43.4%)
Approved
51 (15.3%)
Withdrawn
6 (1.8%)

- Increasing levels of peptide R&D over 30 years
- Increasing number of peptide-based NCEs
- Increasing diversity of therapeutic areas

Source: Reichert, J., Ph.D. (April 2010). *Update on development trends for peptide therapeutics*. Powerpoint presentation given at TIDES conference, Boston, MA.

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Targeted Growth Strategy

Unigene Therapeutics

Pipeline of Novel Peptides Focused On Metabolic & Inflammatory Disease

Rational Design
Lead Optimization
Preclinical Models
Toxicology
IND Filing
Phase 1
Phase 2
Phase 3
NDA
Commercialization

In-licensing

Annexin Analogs
Satiety Peptides

Proof-of-Concept

Oral PTH – GSK
Oral Calcitonin – Tarsa

Partner/Out-license

Fortical® – Upsher-Smith

- Proprietary shots on goal
- High ROI potential from partnering

Unigene Biotechnologies

Portfolio of Proprietary Peptide Partnerships

Self Financing

Feasibility & Formulation

Peptelligence™

Drug Delivery
Production Processes
Clinical Trial Supply
Amidation
Other

Unigene's Suite of Proprietary Peptide Technologies

Milestones & Royalties
Oral Calcitonin – Novartis

- Near-term cash from service fees
- Licensing milestones and royalties

Therapeutic Peptides Have Problems

Drug Delivery

Although oral delivery is preferred for chronic indications

- most approved therapeutic peptides require injection
- no natural peptide has yet been approved as an orally delivered drug product
- oral delivery hampered by low absorption and peptide degradation in the GI tract

cGMP Manufacturing

Larger peptides (>30 amino acids) are more difficult and costly to produce via synthetic production methods

- lower yields, higher impurity profiles and environmental concerns (e.g., use of organics)

We have the solutions

Validated Proprietary Oral Drug Delivery Technology Leads the Industry

1. Enteric coating prevents capsule from opening in stomach at low pH
2. Enteric coat dissolves at neutral pH in the small intestine
3. Protease inhibitor, permeability enhancers and peptide released
4. Peptide absorbed across intestinal wall via paracellular transport



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Unigene's Oral Formulations Represent a Significant Competitive Advantage

Biologic response compared to competitor's formulation that requires four times more peptide


140.0
120.0
100.0
80.0
60.0
40.0
20.0
0.0
CTx (percent of baseline)
800 µg
200 µg
0
3
5
7
9
12
14
16
18
20
22
24
hours post dosing
Leading Competitor 800 µg sCT *
Unigene 200 µg sCT‡

Measured by the reduction in the blood marker CTx-1

- ✓ Increased bioavailability
- ✓ More reliable therapy
- ✓ Reduced risk of toxicity
- ✓ Lower cost of goods
- ✓ Better formulation

* J Clin Pharm OnlineFirst, published on July 21, 2010 as doi:10.1177/0091270010372625
‡ Unigene Phase 2 clinical trial data on file

High-Yield Low-Cost Manufacturing

Direct Expression of Peptides

- Patented *E. coli*-based recombinant peptide expression technology
- Peptide secreted directly into culture medium
- Enzymatic amidation of recombinant precursor



Unigene's Peptide Manufacturing Advantages

- ✓ Robust high yield and purity
- ✓ Scalable
- ✓ Cost-effective

Another Significant Competitive Advantage

Validated Manufacturing Leadership

- Novartis and Emisphere completing three Ph3 trials of oral calcitonin using Unigene's proprietary manufacturing technology
  - Results expected before year end

Novartis Manufacturing Licensing Agreement

Unigene eligible to receive $18+ million in milestone payments

Attractive royalties on Novartis' calcitonin-based product sales

- Further endorsed by partnership with GSK for oral PTH program

Commercial Production Capability







- 32,000 sq. ft. state-of-the-art cGMP multiple product manufacturing facility
- Fortical®, nasal calcitonin for the treatment of postmenopausal osteoporosis
  - market leader in nasal calcitonin market segment
  - FDA approval and launch in 2005
  - Manufacturing revenues and net sales royalties


Fortical

Yet Another Competitive Advantage

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Unigene Biotechnologies



The Peptide Development Partner of Choice

- Building a diversified portfolio of partnerships
- Expected 12-18 month lead time for feasibility studies of partners to translate into potential licensing agreements
  - — Multiple feasibilities studies underway
  - — Anticipated licensing announcement over course of next 12 months

Limited potential due to route of administration	Life cycle management	Development stage peptides with questionable commercial viability

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Earlier than Expected Validation

- Manufacturing and Clinical Supply Agreement with Cara Therapeutics for Phase 1 Study of Novel Kappa Receptor Agonist
  - Further validation of oral delivery and manufacturing technology platforms
  - Cara's Phase 1 study is expected to begin in H2 2011

First agreement signed as a direct result of launching Biotechnologies Strategic Business Unit in Q4 2010

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Applied Peptelligence

Unigene Therapeutics



Advanced Pipeline Focused on Metabolic & Inflammatory Diseases

	Preclinical	Phase 1	Phase 2	Phase 3	Marketed	Partnership
Fortical®						UPSHER-SMITH
Oral Calcitonin						TARSA
Oral PTH						gsk
Satiety Peptides		High-Value Potential Partnering Opportunities				
Anti-inflammatory Peptides						

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Oral Calcitonin Licensed to Tarsa - NDA Filing Q4 2011

- Unigene's oral delivery technology platform validated with Positive Ph3 results of oral calcitonin for osteoporosis
  - Study design and endpoints defined in Special Protocol Assessment (SPA)
  - Trial achieved primary endpoint with statistically significant results
  - Full data presentation at ASBMR in September 2011
- Potential to be first oral calcitonin product to cannibalize ~$300MM parenteral market
- Ph2 osteoporosis prevention study fully enrolled targeting osteopenia
- M&A/partnership anticipated

Unigene Owns 20% of Tarsa (fully diluted)

Unigene eligible to receive sales-related milestone payments

Unigene eligible to receive royalties on worldwide sales

unigene

Oral PTH with GSK – Ph2 Results Q4 2011

- Potential to be first oral PTH to market
- Current injectable market ~$1B; opportunity projected to grow to $2B by 2014
- Eligible to receive $2.2MM before YE to conduct certain development and manufacturing activities for potential Ph3 program
- Significant milestone expected with Ph3 decision

GSK has licensed exclusive worldwide rights to oral PTH

$4MM received to execute Ph2 study

$4MM received upon completion of patient enrollment

Up to $140MM in additional milestone payments

Tiered royalties in the "low-to-mid teens"

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Satiety Program: UGP281 to Enter Ph1 in H1 2012

Moderate weight loss of 5-10% shown to significantly decrease risks of morbid obesity



Treatment Weeks
1
2
3
4
5
6
7
Weight Change (percent baseline)
4
0
-4
-8
Placebo
UGP281
Placebo
Placebo
Placebo
Placebo
Placebo
group 1
Placebo
Placebo
UGP281
UGP281
UGP281
UGP281
UGP281
group 2

- A potent anorexigenic peptide selectively targeting the amylin receptor
- Demonstrated decreases in food consumption and weight in preclinical models
- Favorable pharmacological and safety profile potentially addressing many of the shortfalls of recent obesity drug failures
- Incorporates oral formulation and high-yield manufacturing
- Engaged Scientific Advisory Board
- Potential to target orphan population

unigene

unigene

Applied Peptelligence

Unigene Corporate



2010 - A Transitional Year

- Q1 2010 - Victory Park Capital debt restructuring
  - extends runway to effect necessary management change
- Q2 2010 - Appointed experienced biopharma CEO to effect turnaround and exploit unfulfilled potential
- Q3 2010 - Comprehensive business audit and SWOT analysis results in new strategy and organizational realignment
- Q4 2010 - New strategy implementation initiated
  - management team recruited
  - business development function and corporate-wide customer/partner focus
  - transition validated with GSK deal

2011 will be Transformational

Experienced Management Team

Ashleigh Palmer President and CEO	25+ years general management experience; Ikaria/INO Therapeutics, Ohmeda, Critical Biologics Corp, Creative BioVentures™ Corp
Greg Mayes, Esq. VP, Corporate Development and General Counsel	12+ years of biopharma legal and commercial experience; ImClone Systems, AstraZeneca, Morgan Lewis LLP
Nozer Mehta, Ph.D. VP, Biological Research and Development	33+ years R&D experience; 28 years with Unigene, Research Asst. Prof. University of Nebraska, Lincoln
Paul Shields, Ph.D. VP, Manufacturing Operations	21+ years manufacturing and operations experience with Unigene
William Steinhauer, CPA VP, Finance	30+ years financial management experience; 20+ years with Unigene, Refac Technology
Roxanne Tavakkol VP, Global Regulatory Affairs and Quality Assurance	20+ years regulatory experience; The Medicines Company, Novartis
Jenene Thomas VP, IR and Business Administration	14 years IR experience; Amicus, Aeterna Zentaris, Savient, Reliant, Pharmacia

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Financial Snapshot

Current cash projections expected to fund operations into 2H 2012	
Market Cap as of 8/1/11	$100MM
Cash Position as of 6/30/11	$9.1MM
Debt as of 6/30/11 *(VPC holds $33MM in convertible debt due 3/2013)*	$48MM
2011 Net Burn	~$2MM per quarter
Fully Diluted Shares Outstanding *(including $33MM conversion)*	172MM

Strong support from Victory Park Capital

- Chairman of the Board
- Can retire $33MM of Unigene's $48MM debt if fully converted
- Confidence in new strategic plan and management team
- Purchased shares on open market
- Executed Forbearance Agreement in December 2010

Multiple near-term game changing events can retire debt

Unigene's Turnaround Scorecard

June 2010		June 2011
Insolvency threatening	→	Extended cash runway into the H2 2012
Lacking BD functionality	→	BD/Partnering a competence
GSK PTH partnership moribund	→	Revised license agreement executed
Tarsa Ph3 ORACAL trial ongoing	→	Top-line results validate technology
Lacking sustainable/viable strategy	→	Focused growth strategy

unigene

Near-Term Transformational Catalysts

	H1 2011	H2 2011	H1 2012
TARSA *Oral Calcitonin*	Ph3 Results ✓	Potential NDA Filing	
gsk *Oral PTH*	Initiate Ph2 dosing ✓ Complete Ph2 Enrollment ✓ $4MM Milestone ✓	Ph2 Top-line Results	Decision to move to Ph3
NOVARTIS *Oral Calcitonin*		Complete Ph3 studies/Top-line Results	Potential NDA Filing
unigene	Peptide partner feasibility studies and potential licensing		UGP281 IND/Ph1

Investment Highlights

- Successful turnaround and targeted growth strategy implemented by experienced management team
- Positive Ph3 top-line results for potential first oral calcitonin to market; NDA filing expected Q4 2011
- Validated, oral delivery and recombinant manufacturing technology platforms
- $150MM oral PTH partnership with GSK; Ph2 results expected Q4 2011
- Building diversified portfolio of high-potential co-development and commercialization partnerships

Multiple "game-changing" events in next 6-9 months

unigene

Applied Peptelligence

Ticker: UGNE.OB

www.unigene.com



welcome to the

NEW UNIGENE

A leader in the design, delivery, manufacture and development of

PEPTIDE-BASED THERAPEUTICS



2011 Canaccord Genuity Growth Conference

Ashleigh Palmer, President and CEO

August 9, 2011